UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 8, 2001
                                                        ----------------


                    Pacific Gulf Properties Liquidating Trust
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                   1-12768*                  41-6493035
          --------                   --------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)


                 Sixth & Marquette, Minneapolis, Minnesota 55479
                 -----------------------------------------------
              (Address and zip code of principal executive offices)



       Registrant's telephone number, including area code: (612) 316-1445



                 Pacific Gulf Properties Inc., 4220 Von Karman,
               Second Floor, Newport Beach, California 92660-2002
               --------------------------------------------------
         (Former name or former address, if changed since last report)





----------------------------

* Pacific Gulf Properties Liquidating Trust is the distributee of certain assets and liabilities of Pacific Gulf Properties Inc. and files reports under the latter's 1934 Act file number.

Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

         The Pacific Gulf Properties Liquidating Trust (the "Trust") was established pursuant to the Pacific Gulf Liquidating Trust Agreement dated August 23, 2001 (the "Trust Agreement"), by and between Wells Fargo Bank Minnesota, National Association (the "Trustee") and Pacific Gulf Properties Inc. ("PGP"). Pursuant to the Trust Agreement and to that Agreement and Plan of Merger dated as of March 1, 2001 (the "Merger Agreement") by and between Fountainglen Properties LLC ("FGP") and PGP, on August 23, 2001 certain assets and liabilities of PGP were transferred to the Trust, and PGP merged (the "Merger") with and into FGP and ceased its separate corporate existence.

         The Trust was formed in order to liquidate the assets and liabilities so transferred to it and to distribute the net funds remaining following such liquidation to the former shareholders of PGP. Interests in the Trust are not assignable or transferable except by will, intestate succession, or operation of law.

         The principal assets transferred to the Trust included:

         * An industrial property with 382,245 leasable square feet located in City of Industry, California (the "City of Industry Property")

         * An industrial property with 269,146 leasable square feet located in Sacramento, California (the "Sacramento Property")

         * Cash in the amount of $13,256,330.32 and a loan by the Trust to PGP (assumed by operation of law by FGP) in the amount of $10,750,000

         * A management agreement and certain other agreements associated with the City of Industry Property and the Sacramento Property

         The principal liabilities assumed by the Trust included:

         * The liabilities (with specified exceptions) of PGP associated with its prior ownership of the City of Industry Property and the Sacramento Property, including those associated with certain tenant lawsuits

         * The obligations of PGP and FGP with respect to claims by purchasers of certain other industrial properties previously sold by PGP

         * The obligation of PGP to make payments for certain post-closing consideration adjustments under the Merger Agreement and to pay other transaction costs associated with the Merger

The Trust Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Merger Agreement is included as Exhibit A to PGP's definitive proxy statement dated July 13, 2001, as filed with the Securities and Exchange Commission (File No. 1-12768). Reference is hereby made to the Trust Agreement and the Merger Agreement for a more complete description of the transactions effected thereby.


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


         The City of Industry Property currently is under a contract for sale. This sale is expected to be completed by the end of November 2001.

         The Trustee currently is negotiating to sell the Sacramento Property in one or more parcels.

         The Trust anticipates that it will file additional Current Reports on Form 8-K when the sale of the City of Industry Property is completed, when the sale of all or part of the Sacramento Property is completed, and when distributions are made to the former shareholders of PGP who hold interests in the Trust. At the present time, it is anticipated that no distributions will be made before January 2002.

         The Trust also will file Annual Reports on Form 10-K with abbreviated disclosure in accordance with certain no-action letter precedents of the Securities and Exchange Commission. Pursuant to such precedents, the Trust will not file Quarterly Reports on Form 10-Q.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

         Exhibits:
         --------

         Exhibit 99.1 Pacific Gulf Liquidating Trust Agreement dated August 23, 2001, by and between Wells Fargo Bank Minnesota, National Association and Pacific Gulf Properties Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2001                   PACIFIC GULF PROPERTIES
                                         LIQUIDATING TRUST

                                         By Wells Fargo Bank Minnesota,
                                         National Association, as Trustee


                                         By /s/ Timothy P. Mowdy
                                            --------------------

                                         Name: Timothy P. Mowdy

                                         Title: Corporate Trust Officer


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